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EXHIBIT 10.32

                                                                         PL-4011

                            UNIT OPERATING AGREEMENT

                                    BETA UNIT

                               SAN PEDRO BAY AREA

                             OUTER CONTINENTAL SHELF

                               OFFSHORE CALIFORNIA

                              Original signed agmt.
                               dtd. August 1, 1982


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                                TABLE OF CONTENTS

ARTICLE                                                                     PAGE
-------                                                                     ----
I       CONFIRMATION OF UNIT AGREEMENT ...................................    2
II      EXHIBITS .........................................................    2
III     DEFINITIONS ......................................................    2
IV      UNIT OPERATOR ....................................................    4
V       APPORTIONMENT OF COSTS AND OWNERSHIP OF PRODUCTION AND PROPERTY ..    4
VI      UNIT EXPENDITURES ................................................    7
VII     MANNER OF EXERCISING SUPERVISION .................................    8
VIII    INDIVIDUAL RIGHTS OF WORKING INTEREST OWNERS .....................    9
IX      AUTHORITY AND DUTIES OF UNIT OPERATOR ............................   11
X       RENTAL, ROYALTY AND MINIMUM ROYALTY ..............................   12
XI      SUBSEQUENT JOINDER, CONTRACTION OR TERMINATION OF UNIT ...........   13
XII     TRANSFERS OF INTEREST ............................................   14
XIII    INSURANCE ........................................................   15
XIV     TAXES ............................................................   17
XV      TITLES ...........................................................   18
XVI     LIABILITY, CLAIMS, AND SUITS .....................................   18
XVII    WITHDRAWAL OF WORKING INTEREST OWNER .............................   19
XVIII   INTERNAL REVENUE PROVISIONS ......................................   21
XIX     EFFECTIVE DATE AND TERM ..........................................   21
XX      ABANDONMENT OF OPERATIONS ........................................   21
XXI     NONDISCRIMINATION ................................................   22
XXII    NOTICES ..........................................................   22
XXIII   EXECUTION ........................................................   23
XXIV    GENERAL ..........................................................   23
XXV     SUCCESSORS AND ASSIGNS ...........................................   23


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                            UNIT OPERATING AGREEMENT

                                    BETA UNIT

                               SAN PEDRO BAY AREA

                  OUTER CONTINENTAL SHELF, OFFSHORE CALIFORNIA

          THIS AGREEMENT, made and entered into as of the 1st day of August, 1982, by the parties who have signed the original of this instrument, a counterpart thereof or other instrument agreeing to be bound by the provisions hereof.

                                   WITNESSETH:

          WHEREAS, the parties hereto as Working Interest Owners have executed an agreement entitled "Unit Agreement for the Development and Operation of the Beta Unit Area, San Pedro Bay Area, Outer Continental Shelf, Offshore California", herein referred to as the "Unit Agreement", which among other things provides for a separate agreement to be entered into by Working Interest Owners to provide for development and operation of the Unitized Land therein defined;

          WHEREAS, the Working Interest Owners of Operating Areas 1 and 2 have constructed an 80 slot platform for drilling and producing operations designated Platform Ellen, a facilities platform designated Platform Elly and a pipeline to shore and are conducting drilling and producing operations; and

          WHEREAS, Operations on Leases P-0300, P-0301 and P-0306 are covered by a separate effective Operating Agreement dated October 1, 1978 and effective Lease Operating Agreement designating Shell Oil Company as Operator; operations on Lease P-0296 are covered by a separate Operating Agreement dated February 1, 1976 designating Chevron U.S.A., Inc. as Operator; and Chevron U.S.A. Inc. is the sole working Interest Owner of Lease P-0306:

          NOW, THEREFORE, in consideration of the mutual agreements herein set forth, it is agreed as follows:


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                                    ARTICLE I

                         CONFIRMATION OF UNIT AGREEMENT

          1.1 Confirmation of Unit Agreement. The Unit Agreement is hereby confirmed and by reference made a part of this agreement.

                                   ARTICLE II

                                    EXHIBITS

          2.1 Exhibits. The following Exhibits are incorporated herein by reference:

               2.1.1 Exhibits A, B and C to the Unit Agreement.

               2.1.2 Exhibit D attached hereto, which is the Accounting Procedure applicable to Unit Operations. If there is any conflict between this agreement and Exhibit D, this agreement shall control.

               2.1.3 Exhibit E attached hereto which is a plat of the Unit Area and designates and describes Operating Areas within the Unit Area.

                                   ARTICLE III

                                   DEFINITIONS

          3.1 Unit Agreement Definitions. The definitions contained in the Unit Agreement are adopted for all purposes of this agreement. In addition, each term listed below shall have the meaning stated therefor whenever used in this agreement.

          3.2 Operating Area is that portion of the Unitized Land which is outlined on, described in, and designated by number on Exhibit E. Additional Operating Areas may be created and Operating Areas may be revised and combined as hereinafter provided.

          3.3 Exploratory Areas. Each Tract of Unitized Land, exclusive of any portion thereof within an Operating Area, shall constitute a separate Exploratory Area.

          3.4 Area Participation of a Working Interest Owner within an Operating Area is the sum of the percentages obtained by multiplying the Working Interest of such Working Interest Owner in each Tract within an Operating Area by the Tract Participation of such Tract.

          3.5 Lease Basis means participation by a Party in the proportion that its undivided Working Interest in a lease or Exploratory Area bears to the entire Working Interest therein.


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          3.6 Oil and Gas Rights are the rights to explore, develop and operate lands within the Unit Area for the production of Unitized Substances or to share in the production so obtained or the proceeds thereof.

          3.7 Party means a party to this agreement including the party acting as Unit Operator when acting as a Working Interest Owner.

          3.8 Development Well is a well drilled for oil and gas the projected bottom hole location of which is within an Operating Area.

          3.9 Exploratory Well is a well drilled for oil and gas the projected bottom hole location of which is within an Exploratory Area.

          3.10 Joint Account is the series of accounts established for the respective Exploratory Areas, Operating Areas and Platforms showing the charges and credits accruing because of operations applicable to such areas and platforms and which are to be shared by the Working Interest Owners on the basis herein provided.

          3.11 Unit Operations are all operations conducted pursuant to this agreement and the Unit Agreement.

          3.12 Unit Expenditures are all costs, expenses or indebtedness incurred by Working Interest Owners or Unit Operator covering more than one Operating Area pursuant to this agreement and the Unit Agreement for or on account of Unit Operations.

          3.13 Unit Equipment is all personal property, lease and well equipment, platforms and other facilities and equipment acquired for use in Unit Operations.

          3.14 Unitized Land is all submerged land in the Unit area as to which this Agreement and the Unit Agreement become effective.

          3.15 Unitized Substances are Oil and Gas within or produced from Unitized land.

          3.16 Drill means to perform all operations reasonably necessary and incident to the drilling of a well including testing and, if productive of Unitized Substances, completing and equipping for production, including flow lines, treaters, separators, and tankage located on the platform, or plugging and abandoning, if dry.

          3.17 Paying Quantities means that quantity of Unitized Substances sufficient to yield a return in excess of operating costs.


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          3.18 Common Facilities are facilities such as pipelines, production platforms and facilities thereon, which are capable of serving more than one Operating Area.

          3.19 Sub-operator is a party hereto designated as Operator in a separate Operating Agreement covering a specific portion of the Unit Area.

                                   ARTICLE IV

                                  UNIT OPERATOR

          4.1 Initial Unit Operator. Shell California Production Inc. ("Shell" or any wholly-owned subsidiary of Shell Oil Company, is designated as Unit Operator. Shell is recognized as Sub-operator of Leases P-0300, P-03O1 and [??] and Chevron U.S.A., Inc. is recognized as Sub-operator of Leases P-0296 and each shall have all of the duties and authorities regarding its operations in its respective Operating and Exploratory Areas that the Unit Operator has unit this Agreement regarding Unit Operations.

          4.2 Resignation or Removal of Unit Operator. Resignation or removal of the Unit Operator shall be governed by the provisions of Article V of the Unit Agreement.

                                    ARTICLE V

         APPORTIONMENT OF COSTS AND OWNERSHIP OF PRODUCTION AND PROPERTY

          5.1 Apportionment and Ownership Within Operating Areas. All costs attributable to an Operating Area shall be borne by the Working Interest Owners in such Operating Area on the basis of the applicable Operating Agreement referenced on page one hereof, except as otherwise may be specifically provided herein.

               All production from an Operating Area shall be owned by the Working Interest Owners in such Operating Area and shared by such Working Interest Owners on the basis of the applicable Operating Agreement referenced on page one hereof.

          5.2 Platform Elly. The Working Interest Owners in Operating Area 3 have elected at their sole risk, cost and expense to deliver up to 10,000 barrels/per day of pipeline quality oil (no gas or waste water) to the Deck of Platform Elly located in Operating Area 1 from Operating Area 3. The treated


                                       -4-

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oil shall be metered and delivered into the pipeline to shore. The cost of operations will conform to Exhibit D, Accounting Procedure.

          5.3 Pipeline to Shore. Working Interest Owners in all Operating Areas covered by this agreement may participate in the ownership and operation of the pipeline from Platform Elly to shore based upon [??] usage. Expenditures shall conform with Exhibit "D". Working Interest shares shall initially be determined by Operator on the basis of the projections of calendar year throughput for the next following year which shall also apply retroactively to any preceding partial year. The initial investment adjustment will include accumulated capital expenditures plus interest at 12% per annum depreciation. Thereafter, each year's share will be based upon the [??] year's throughput with annual cash adjustments of the operating expense and depreciated value of investment costs, to conform with each year's actual throughput. Payments will be due 30 days after billing for the adjustment by Operator, and Operator will disperse credit payments within the ensuing 30 days.

          5.4 New and Revised Operating Areas. The Operating Areas designated on Exhibit E are recognized as containing Unitized Substances in Paying Quantities. Any Operating Area may from time to time with the Approval of the Working Interest Owners therein be revised to include additional lands then regarded as being capable of production in Paying Quantities, or to exclude lands then regarded as not being capable of production in Paying Quantities, but no land shall be excluded from an Operating Area on account of depletion of Unitized Substances. In the event further drilling in the Unit Area demonstrates the presence of additional accumulations of Unitized Substances justifying the construction of an additional platform, an additional Operating Area or Areas may, with the Approval of the Parties within such proposed Operating Area be established encompassing those lands which are believed to contain Unitized Substances in Paying Quantities.

          5.5 Taking in Kind. Each Party shall take in kind or separately dispose of its proportionate share of all Unitized Substances, exclusive of any part thereof which may be used in development and producing operations and in preparing and treating oil or gas for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any Party


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of its proportionate share of Unitized Substances shall be borne by such Party.
Each Party shall execute all division orders and contracts of sale pertaining to its interest in Unitized Substances, and shall be entitled to receive payment direct from the purchaser or purchasers thereof for its share thereof.

          5.6 Failure to Take in Kind. In the event any Party shall fail to make the arrangements necessary to take in kind or separately dispose of its proportionate share of Unitized Substances, Unit Operator shall have the right, subject to revocation at will by such Party, but not the obligation, to purchase such Unitized Substances or sell it to others for the time being, at the best price obtainable. Any such purchase or sale by Unit Operator shall be subject always to the right of such Party to exercise at any time its right to take in kind, or separately dispose of, its share of all Unitized Substances not previously delivered to a purchaser. All contracts of sale by Unit Operator made pursuant to this paragraph shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the circumstances, but in no event shall any such contract be for a period in excess of one year. Notwithstanding the foregoing, Unit Operator shall not make a sale into interstate commerce of any other Party's share of gas production without first giving the other Party sixty (60) days notice of such intended sale.

          5.7 Apportionment and Ownership Within Exploratory Area. Notwithstanding any other provision herein contained, all Exploratory Wells drilled within the Unit Area at any time shall be drilled, not under the terms of this Unit Operating Agreement, but under the terms of the prior existing and currently effective Operating Agreement covering the Tract on which such well is located heretofore entered into between the Working Interest Owners of such Tract, and the costs of any such well shall be borne and the Unitized Substances produced and saved therefrom shall be owned, prior to the inclusion of such well in an Operating Area, as in such prior Operating Agreement provided, the provisions of such Operating Agreement, including the non-consent provisions, being applicable to such operations. There shall be no readjustment of the costs of such operations in the event an Operating Area should subsequently be established or enlarged to encompass such Exploratory Well. If there is


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no currently effective prior operating agreement covering an Exploratory Area, then the Working Interest Owner of such Exploratory Area shall alone bear and be responsible for the cost of any Exploratory Well.

                                   ARTICLE VI

                                UNIT EXPENDITURES

          6.1 Basis of Charge to Working Interest Owners. Unit Operator initially shall pay all Unit Expenditures except those incurred under separate Operating Agreements covering the respective Operating Areas and Working Interest Owners shall reimburse Unit Operator for their respective shares thereof on the basis elsewhere herein provided. All charges, credits and accounting for Unit Expenditures shall be in accordance with Exhibit D. Each Party shall bear its proportionate share of all Unit Expenditures incurred in connection with all Unit Operations which receive the Approval of the Parties.

          6.2 Advance Billings. Unit Operator shall have the right to require Working Interest Owners to advance their respective shares of estimated Unit Expenditures by submitting to Working Interest Owners, on or before the 15th day of any month, an estimate thereof for the succeeding month, with a request for payment in advance. Within fifteen (15) days thereafter, each Working Interest Owner shall pay to Unit Operator its share of such estimate. Adjustments between estimated and actual Unit Expenditures shall be made by Unit Operator at the close of each calendar month, and the accounts of Working Interest Owners shall be adjusted accordingly.

          6.3 Commingling of Funds. No funds received by Unit Operator under this agreement need be segregated or maintained by it as a separate fund but may be commingled with its own funds.

          6.4 Lien of Unit Operator. Each Working Interest Owner grants to Unit Operator a lien upon its Oil and Gas Rights in each Tract, its share of Unitized Substances when produced and its interest in all Unit Equipment as security for payment of its share of Unit Expenditures, together with interest thereon at the rate of ten percent (10%) per annum. Unit Operator shall have the right to bring suit to enforce collection of such indebtedness with or without seeking foreclosure of the lien. In addition, upon default by any Working Interest


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Owner in the payment of its share of Unit Expenditures, Unit Operator shall have the right to collect from the purchaser the proceeds from the sale of such Working Interest Owner's share of Unitized Substances until the amount owned by such Working Interest Owner, plus interest as aforesaid, has been paid. Each purchaser shall be entitled to rely upon Unit Operator's written statement concerning the amount of any default.

          6.5 Unpaid Unit Expense. If any Working Interest Owner fails to pay its share of Unit Expenditures within sixty (60) days after rendition of a statement therefor by Unit Operator, each Working Interest Owner agrees, upon request by Unit Operator, to pay its proportionate part of the unpaid share of Unit Expenditures of the defaulting Working Interest Owner. The Working Interest Owners shall be reimbursed by the Unit Operator for the amount so paid, plus any interest collected thereon, upon receipt by Unit Operator of any past due amount collected from the defaulting Working Interest Owner. Any Working Interest Owner so paying a defaulting Working Interest Owner's share of Unit Expenditures shall be subrogated to the lien and rights herein granted Unit Operator.

          6.6 Offshore Oil Pollution Compensation Fund. Notwithstanding any provision herein to the contrary, Unit Operator is expressly authorized by Working Interest Owners to pay the fee imposed by Section 302(d) of the Outer Continental Shelf Lands Act Amendments of 1978 and to prepare and file such forms as may be required in connection therewith. Such fee shall be considered a part of Unit Expenditures for all purposes as defined herein.

                                   ARTICLE VII

                        MANNER OF EXERCISING SUPERVISION

          7.1 Designation of Representatives. Each Working Interest Owner shall inform Unit Operator in writing of names and addresses of the representative and alternate who are authorized to represent and bind such Working Interest Owner with respect to Unit Operations. The representative or alternate may be changed from time to time by written notice to Unit Operator.

          7.2 Meetings. All meeting of Working Interest Owners shall be called by Unit Operator upon its own motion or at the request of any Party or Parties having ten percent (10%) or more of the voting power on each matter to be considered. Except for emergencies, no meeting shall be called on less than ten
(10) days (exclusive of Saturdays, Sundays


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and legal holidays) advance written notice, with agenda for the meeting attached. Working Interest Owners represented at the meeting may amend items included in the Agenda and decide the amended items or other items presented at the meeting. The representative of Unit Operator shall be chairman of each meeting.

          7.3 Voting Procedure. Working Interest Owners shall make Determinations on all matters coming before them as follows:

               7.3.1 Voting Interest. The Parties chargeable with the Unit Expenditures of an operation shall have the right to vote thereon in proportion to their respective obligations for such expense. Voting on other matters shall be on the basis elsewhere herein provided.

               7.3.2 Vote Required. Unless otherwise provided herein or in the Unit Agreement, all matters shall be decided by an affirmative vote of three or more Working Interest Owners possessing fifty percent (50%) or more voting interest.

               7.3.3 Vote at Meeting by Nonattending Working Interest Owner. Any Working Interest Owner who is not represented at a meeting may vote by letter or telegram addressed to the representative of the Unit Operator if its vote is received prior to the vote on the item.

               7.3.4 Poll Votes. Working Interest Owners may vote on and decide, by letter or telegram, any matter submitted to Working Interest Owners, if no meeting is requested, as provided in Article 8.2, within seven (7) days after the proposal is sent to Working Interest Owners. Unit Operator will give prompt notice of the results of the voting to all Working Interest Owners.

                                  ARTICLE VIII

                  INDIVIDUAL RIGHTS OF WORKING INTEREST OWNERS

          8.1 Reservation of Rights. Working Interest Owners severally reserve to themselves all their rights, except as otherwise provided in this agreement and the Unit Agreement.

          8.2 Specific Rights. Each Working Interest Owner shall have, among others, the following specific rights as to, and only as to, Unit Operations in which it is sharing in the Unit Expenditures:

               8.2.1 Access to Unitized Land at all reasonable time, weather permitting, to inspect Unit Operations. Access to Unitized Land by a Working Interest Owner shall be at such Working Interest Owner's sole


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     risk, and such Working Interest Owner agrees to hold Unit Operator and other Working Interest Owners harmless of and from and to indemnify Unit Operator and other Working Interest Owners against any and all lose or liability resulting from or arising out of injuries to such Working Interest Owner's personal property, employees, guests or contractors not caused by or resulting from the gross negligence or willful misconduct of Unit Operator or other Working Interest Owners.

               8.2.2 With respect to wells drilled hereunder, the right, upon request, to inspect and receive representative samples of all cores and cuttings, and to inspect and receive copies of all logs, including electric logs, dipmeter logs and other logs and surveys of the holes which are made.

               8.2.3 The right to participate at its own expense in all litigation and all hearings before administrative bodies affecting the Unitized Land.

               8.2.4 The right to receive from Unit Operator and Sub-Operator currently as obtained daily drilling reports of all wells drilled under the terms of this agreement.

               8.2.5 The right to receive from Unit Operator and Sub-Operator copies of all reports currently as filed by Unit Operator with govern-mental authorities and which are required in connection with Unit Operations and the production and disposition of Unitized Substances.

               8.2.6 The right to be present and witness any tests or logging conducted in any well drilled hereunder, it being understood that Unit Operator and Sub-Operator shall notify orally the affected Working Interest Owners of the pendency of any such activity at least four(4) hours in advance.

               8.2.7 The right, at its sole cost and expense, to construct and operate pipeline and processing facilities required to handle its share of Unitized Substances when such facilities are not furnished as a part of Unit Operations.

          8.3 Exchange of Well Information. All well logs, charts, analyses, samples, tests and production information from all wells within the Operating Areas will be routinely exchanged between the Sub-Operators commencing after commitment to expenditures for development of the respective Operating Areas.


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          8.4 Treatment of Data and Information. All geophysical, geological, exploration, reservoir and other data and information normally regarded by prudent oil operators as sensitive data and information and which is acquired by Working Interest Owners from any Unit Operation shall be for the sole and exclusive use and benefit of such Working Interest Owners and their respective affiliated companies, as hereinafter defined, and shall not be disclosed by them or their affiliates to any other person unless all Working Interest Owners involved in the Unit Operation involved consent in writing to such disclosure. For the purpose of this paragraph an affiliated company shall mean: (1) a corporation which is the direct or indirect subsidiary of a Party hereto; (2) a corporation of which a Party hereto is a direct or indirect subsidiary; (3) a corporation which is a direct or indirect subsidiary of a corporation of which a Party hereto is a direct or indirect subsidiary; and (4) in the case of Shell Oil Company, N. V. Koniuklijke Nederlandsche Petroleum Maatschappij, a company of the Netherlands, the "Shell" Transport and Trading Company Limited, an English Company, and all other companies, excluding Shell, in whatever country organized, in which either or both of said named companies shall at the time in question and directly or indirectly through one or more intermediaries, own or control fifty percent or more of the voting stock. A corporation shall be deemed to be a subsidiary of another corporation if the latter owns fifty percent
(50%) or more of all capital stock of the former which has voting rights of any kind.

          8.5 Publicity Releases. Unit Operator shall prepare and disseminate all publicity releases concerning Unit Operations; provided, however, Unit Operator will obtain approval of the other parties except in circumstances requiring immediate action.

                                   ARTICLE IX

                      AUTHORITY AND DUTIES OF UNIT OPERATOR

          9.1 Exclusive Right to Operate Unit. Subject to the provisions of this agreement and to Determinations of Working Interest Owners, Unit Operator shall have the exclusive right and be obligated to conduct Unit Operations.

          9.2 Responsibility of Operator. In the conduct of Unit Operations, Unit Operator shall be obligated to use only the care and diligence customarily exercised by a prudent operator in the area in which this Unit is located and


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in conformity with good oil field practice in said area. Unit Operator shall not be liable in damages to Working Interest Owners for any act done or omitted in good faith in the performance of the provisions of this agreement, or for errors of judgement or for loss or damage to any property or Unit Equipment owned by Working Interest Owners not resulting from the gross negligence or willful misconduct of Unit Operator.

          9.3 Liens and Encumbrances. Unit Operator shall endeavor to keep the lands and leases on the Unitized Land free from all liens and encumbrances occasioned by Unit Operations, except the lien of Unit Operator granted hereunder.

          9.4 Employees. The number of employees used by Unit Operator in conducting Unit Operations, and their selection, hours of labor, and compensation shall be determined by Unit Operator. Such employees shall be the employees of Unit Operator.

          9.5 Records. Unit Operator shall keep correct books, accounts and records of Unit Operations.

          9.6 Reports to Working Interest Owners. Subject to paragraph 8.3, Unit Operator shall furnish to Working Interest Owners copies of periodic report of Unit Operations made by Unit Operator to regulatory agencies.

          9.7 Reports to Governmental Authorities. Unit Operator shall make all reports to governmental authorities that it has the duty to make as Unit Operator.

          9.8 Geological Information. Sub-Operator shall furnish to an affected Working Interest Owner the material and information described in Article 8.3 and
8.4 hereof with respect to each operating area in which such Working Interest Owner is sharing in the Unit Expenditures.

          9.9 Use of Unit Operator's Drilling Equipment. Any operation conducted hereunder which requires a drilling rig may be conducted by Unit Operator by means of its own tools and equipment provided that the rates to be charged and the applicable terms and conditions are set forth in a form of drilling contract which receives the Approval of the Party or Parties chargeable with the Unit Expenditures incurred in such operation.

                                    ARTICLE X

                       RENTAL, ROYALTY AND MINIMUM ROYALTY

          10.1 Royalty, Minimum Royalty and Rentals. Royalty on Unitized Substances payable to the United States of America shall be paid in amount or value


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by Unit Operator when due. The Joint Account for each Operating Area shall be charged for a share of royalty which shall be calculated on the actual production for such Operating Area and in accordance with the royalty rate applicable to the Tract from which the production is obtained. Minimum royalty and rentals on Unitized Land payable to the United States of America shall be paid by the lessees of the respective leases. All overriding royalties, production payments and any other payments of like nature shall be borne and paid by the Working Interest Owner owning or claiming the interest which is subject to such payments.

                                   ARTICLE XI

                       CONTRACTION OR TERMINATION OF UNIT

          11.1 Subsequent Joinder. After the effective date hereof, subsequent joinder in the Unit Agreement and in this agreement by any owner of a Working Interest in the Unit Area shall be permitted upon such reasonable terms and conditions as may be agreed upon by the Parties.

          11.2 Contraction of Unit. The Unit Area may, with the consent of the Director and subject to the consent of all Parties owning a Working Interest in the lands proposed to be excluded, be contracted to exclude lands in the following categories: (a) lands as to which exploratory operations are proposed to be undertaken by the Working Interest Owners thereof and which lands are reasonably believed to be underlain by a reservoir which is not in pressure and hydrocarbon communication with any other producing or producible reservoir in the Unit Area and which reservoir is reasonably believed to not underlie more than one lease within the Unit Area and which reservoir is reasonably believed to not be capable of operation from existing platforms in the Unit Area, or (b) lands as to which exploratory operations have disclosed a reservoir which is not in communication with any other producing or producible reservoir in the Unit Area and which separate reservoir lies predominantly outside the Unit Area. Any contraction applicable to lands in this category (b) shall be conditioned on reimbursement by the Working Interest Owners of such lands to the other Parties hereto for Unit Expenditures theretofore incurred in exploratory operations hereunder applicable to such lands.

          11.3 Termination of Unit. No application for termination of the Unit Agreement shall be filed with the Supervisor pursuant to Article 15.2 of the Unit Agreement without the Approval of the Parties voting within all Operating Areas.


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                              TRANSFERS OF INTEREST

          12.1 Restriction on Transfer. No Party shall assign, sell, mortgage, pledge as security, or otherwise transfer its Working Interest (undivided or otherwise) as to any area less than the entire. Unit Area (horizontally and vertically). Any such interest must be uniform throughout the Joint Area.

          12.2 Consent to Transfer. The assignment, sale, or transfer of any Interest to a purchaser who is not a Party hereto shall require the consent of each Party provided that such consent shall not be unreasonably withheld. Such consent shall be exercised no later than thirty-five (35) days after the receipt of written notice as provided in Article 12.5.

          12.3 Assumption of Obligations. No transfer of any Working Interests shall be effective unless the same is made expressly subject to the Unit Agreement, this agreement and all previous relevant Operating Agreements and the transferee agrees in writing to assume and perform all obligations of the transferor under the Unit Agreement and this agreement insofar as relates to the interest assigned, except that such assumption of obligations shall not be required in case of a transfer by mortgage or deed of trust as security for indebtedness.

          12.4 Effective Date. A transfer of Working Interests shall not be effective as between the Parties until the first day of the month next following the delivery to Unit Operator of the original or a certified copy of the instrument of transfer conforming to the requirements of Section 12.3. In no event shall a transfer of Working Interests relieve the transferring Party of any obligations accrued hereunder prior to said effective date, for which purpose any obligation assumed by the transferor to participate in the drilling of a well or the construction of a platform prior to such effective date shall be deemed an accrued obligation.

          12.5 Preferential Right of Purchase. Before any Party makes a sale of all or any part of its Working Interest herein, it shall give to the other Parties written notice describing the Working Interest proposed to be sold and stating the price at which and the terms upon which such Party is willing to sell the same. For a period of thirty (30) days after receipt of such notice the other Parties who are Working Interest Owners in the affected tract shall have the right, exercisable by written notice to the selling Party, to purchase the interest proposed to be sold at the same price and upon the same terms as stated in said notice; and if none of the Working Interest Owners in the affected tract exercises this right, then the other parties shall have a similar purchase option. If said right


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is exercised by any of the Parties, the obligation to purchase shall be subject to title to such interests being found to be merchantable in the selling Party and a reasonable time shall be allowed for examination of title thereto. Upon approval of title the selling Party shall convey such interest to the purchasing Party or Parties who shall thereupon pay to the selling Party the purchase price specified therefore; if two or more Parties have elected to purchase such interest, the purchase shall be made by them proportionately among themselves based upon their respective adjusted acre feet then in effect within all Operating Areas. If no Party exercises said right of purchase within said thirty
(30) day period, as above provided, the sealing Party shall be free to sell the Working Interest described in its notice to any other purchaser provided the sale is consumated within ninety (90) days after the giving of the initial notice of proposal to sell and for a price no lower and terms no less favorable to selling Party than the price and terms specified in such initial notice. Such interests shall not be sold after the expiration of said period of ninety (90) days without again giving written notice to the other Parties and affording the other Parties the right to purchase as hereinabove provided. The provisions of the foregoing paragraph shall not apply to:

          A. The mortgage by any Party of all or any part of its Working Interest, or

          B. To the transfer by any Party of all or any part of its Working Interest to an affiliated company as defined in Article 8.4, or

          C. The sale or other disposition by any Party of all or substantially all of its oil and gas properties.

          12.6 Priority of this Article. This Article 12 takes the place of and supersedes in all respects all provisions relating to transfers of interests contained in prior Operating Agreements affecting the Unitized Land.

                                  ARTICLE XIII

                                    INSURANCE

          13.1 Insurance. Unit Operator agrees at all times to purchase or provide the following insurance coverage for protection of the Parties, and shall charge premiums for same to the Joint Account:

          (a) Workmen's Compensation Insurance and Employers Liability Insurance granting full coverage under the Workmen's Compensation Laws of the State of California, for all employees engaged in work for the Joint Account, with limits of $100,000.00 per accident on Employers Liability. This insurance shall also include protection for liability under the Federal Longshoremen's and Harbor Workers' Compensation Act as amended, including protection with respect to the extension of this act under the Outer Continental Shelf Lands Act. Coverage for liability under the Jones Act, Death on the High Seas Act, and the General Maritime Law shall be included. Coverage shall be amended to provide that a claim "in rem" shall be treated as a claim against the employer. Provided, however, that Unit Operator may be a self-insurer for liability under said compensation laws, in which event the only charge that shall be made to the Joint Account shall be an amount equivalent to the premiums which would have been paid had such insurance been obtained.

          (b) General Public Liability Insurance in the amount of $100,000 for any one person injured in any one accident and $300,000 for more than one person injured in any one accident; and $100,000 property damage per accident. Coverage shall include watercraft.

          (c) Automotive Public Liability Insurance in the amount of $100,000 for any one person injured in any one accident and $300,000 for more than one person injured in any one accident; and $100,000 property damage per accident.

          (d) Operator shall require contractors and subcontractors performing work for the Joint Account to provide such Insurance as deemed necessary by Operator in relation to the work to be performed by said contractors or subcontractors.

          13.2 Liability Not Covered by Insurance. Liability, except that covered by insurance, against any of the Parties hereto for damages to property of third persons or injury to or death of third persons arising out of the operations hereunder, including expenses Incurred in defending claims or actions asserting liability of this character, shall be borne separately and individually, and not jointly and collectively, by the parties hereto in proportion to their responsibility for Unit Expenditures incurred in the operation involved. Any Party hereto individually may acquire at its own cost such additional insurance as it desires to protect itself against any liability not covered by insurance as aforesaid. All insurance purchased individually by a Party to this Agreement for operations contemplated hereunder shall contain a waiver by the insurance company of all rights of subrogation in favor of the Parties to this Agreement.

          13.3 Uninsured Losses. Fire, windstorm, tornado, explosion, vandalism, malicious mischief, or other extended perils insurance will not be carried by Unit Operator to protect the Parties. Therefore, the Joint Account shall be charged with all expenditures incurred as a result of fire, windstorm, tornado, explosion, valdalism, malicious mischief, or other casualties for which insurance is not required hereunder. Each Party hereby releases Unit Operator from all claims for loss by or damage to such Party arising out of, in connection with, or as an incident to, any act or omission, excluding gross negligence or willful misconduct of Unit Operator or its employees, agents or contractors, in operations hereunder, provided, this release shall not apply to Unit Operator's pro rata share of the costs and expenses as otherwise provided in this Agreement. The obligations of each Party under this Agreement are separate and individual, and not joint or collective, with the other Parties hereto.

          13.4 Notice of Loss. Operator shall promptly notify the other Parties of any loss, damage or claim not covered by insurance carried by Unit Operator for the Joint Account.

                                   ARTICLE XIV

                                      TAXES

          14.1 Ad Valorem Taxes. Unit Operator shall make and file all necessary ad valorem tax renditions and returns with the proper taxing authorities covering all real and personal property of each Working Interest Owner used or held by Unit Operator in Unit Operations. Unit Operator shall settle assessments arising therefrom. All such ad valorem taxes shall be paid by Unit Operator and charged to the Joint Account; provided that, if the interest of a Working Interest Owner is subject to a separately assessed overriding royalty interest, production payment, or similar interest, such Working Interest Owner shall be given credit for the reduction in taxes paid resulting therefrom.

          14.2 Other Taxes. Each Working Interest Owner shall pay or cause to be paid all production, severance, gathering, and other taxes imposed upon or in respect of the production or handling of its share of Unitized Substances.

                                   ARTICLE XV

                                     TITLES

          15.1 Warranty and Indemnity. Each Working Interest Owner represents and warrants that it is the owner of the respective Working Interests set forth opposite its name in Exhibit B, and hereby agrees to indemnify and hold harmless the other Working Interest Owners from any loss due to failure, in whole or in part, of its title to any such interest; provided, that such indemnity shall be limited to an amount equal to the net value that has been received from the sale or receipt of Unitized Substances attributed to the interest as to which title failed. Each failure of title will be deemed to be effective, insofar as this agreement is concerned, as of the first day of the calendar month in which such failure is finally determined, and there shall be no retroactive adjustment of Unit Expenditures, or retroactive allocation of Unitized Substances or the proceeds thereform, as a result of title failure.

                                   ARTICLE XVI

                          LIABILITY, CLAIMS, AND SUITS

          16.1 Individual Liability. The duties, obligations and liabilities of Working Interest Owners shall be several and not joint or collective. It is not the purpose or intention of this agreement to create any partnership, mining partnership, or association and neither this agreement nor the operations hereunder shall be construed or considered as creating any such relationship.

          16.2 Basis of Responsibility. All Unit Expenditures for cost of litigation, liens, judgments and settlement of claims incurred in or resulting from Unit Operations shall be charged to the Parties responsible for the costs of such Unit Operations.

          16.3 Settlements. Unit Operator may settle any single damage claim or suit involving Unit Operations but not involving an expenditure in excess of Ten Thousand Dollars ($10,000.00), provided the payment is in complete settlement of such claim or suit. If the amount required for settlement ex-ceeds the above specified amount, the affected Working Interest Owners shall assume and take over the further handling of the claim or suit unless such authority is expressly delegated to Unit Operator. All costs and expenses of handling, settling or otherwise discharging such claim or suit shall be Unit Expenditures. If a claim is made against any Working Interest Owner or if any Working Interest Owner is sued on account of any matter arising from Unit Operations and over which such Working Interest Owner individually has no control because of the rights given Working Interest Owners and Unit Operator by this agreement and the Unit Agreement, Working Interest Owner shall immediately notify Unit Operator, and the claim or suit shall be treated as any other claim or suit involving Unit Operations.

                                  ARTICLE XVII

                      WITHDRAWAL OF WORKING INTEREST OWNER

          17.1 Withdrawal of Working Interest Owner From Tract. No Oil and Gas Rights may be surrendered by a Working Interest Owner without the unanimous prior written consent of the other Working Interest Owners in the affected tract. A Working Interest Owner may withdraw from this agreement by transferring, without warranty of title either express or implied, to the Working Interest Owners in the affected tract who do not desire to withdraw all its Oil and Gas Rights, exclusive of Royalty Interests, together with its interest in all Unit Equipment and in all wells used in Unit Operations, provided that such transfer shall not relieve such Working Interest Owner from any obligation or liability incurred prior to the first day of the month following receipt by Unit Operator of such transfer. The delivery of the transfer shall be made to Unit Operator for the transferees. The transferred interest shall be owned by the transferees proportionately based upon their respective percentage ownership of the affected tract.

          17.2 Withdrawal of Entire Tract Working Interest From Unit. The entire Working Interest Ownership of a tract may not be surrendered without the unanimous prior written consent of the Working Interest Owners of the remaining tracts. The Working Interest Owners of the tract to be withdrawn may withdraw from this agreement by transferring, without warranty of title either express or implied, to the Working Interest Owners of the remaining tracts all its Oil and Gas Rights, exclusive of Royalty Interests, together with its interest in all Unit Equipment and in all wells used in Unit Operations, provided that such transfer shall not relieve such Working Interest

Owner from any obligation or liability incurred prior to the first day of the month following receipt by Unit Operation of such transfer. The delivery of the transfer shall be made to Unit Operator of such transferees. The transferred interest shall be owned by the transferees proportionately based upon their respective percentage ownership of the remaining tracts prior to the transfer.

          17.3 Procedures For Transfer. The transferees under Article 17.1 or 17.2, in proportion to the respective interests so acquired, shall pay the transferor for its interest in Unit Equipment, the salvage value thereof less its share of the estimated cost of salvaging same and of plugging and abandoning all wells then being used or held for Unit Operations, as determined by Working Interest Owners. In the event such withdrawing owner's interest in the aforesaid salvage value is less than such owner's share of such estimated costs, the withdrawing owner, as a condition precedent to withdrawal, shall pay the Unit Operator, for the benefit of Working Interest Owners succeeding to its interest, a sum equal to the deficiency. Within sixty (60) days after receiving delivery of the transfer, Unit Operator shall render a final statement to the withdrawing owner for its share of Unit Expense, including any deficiency in salvage value, as determined by Working Interest Owners, incurred as of the first day of the month following the date of receipt of the transfer. Provided all Unit Expense, including any deficiency hereunder, due from the withdrawing owner has been paid in full within thirty (30) days after the rendering of such final statement by the Unit Operator, the transfer shall be effective the first day of the month following its receipt by Unit Operator and, as of such effective date, withdrawing owner shall be relieved from all further obligations and liabilities hereunder and under the Unit Agreement, and the rights of the withdrawing Working Interest Owner hereunder and under the Unit Agreement shall cease insofar as they existed by virtue of the interest transferred.

          17.4 Limitation on Withdrawal. Notwithstanding anything set forth in Articles 17.1 or 17.2, Working Interest Owners may refuse to permit the withdrawal of a Working Interest Owner if its Working Interest is burdened by any overriding royalties, production payments, net proceeds interest, carried interest, or any other interest created out of the Working Interest in excess of the lessor's royalty, unless the other Working Interest Owners willing to accept the assignment agrees to accept the Working Interest subject to such burdens.

                                  ARTICLE XVIII

                           INTERNAL REVENUE PROVISION

          18.1 Internal Revenue Provision. Each of the Parties hereto elects under the authority of Section 761(a) of the Internal Revenue Code of 1954, to be excluded from the application of all of the provisions of Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code of 1954. If the income tax laws of the State of California contain, or may hereafter contain, provisions similar to those contained in the Subchapter of the Internal Revenue Code of 1954 above referred to under which a similar election is permitted, each of the Parties agree that such election shall be exercised. Beginning with the first taxable year of the operation each Party agrees that the deemed election provided by Regulations Section 1.761-2(b)(2)(ii) will apply and no Party will file an application under Regulations Section 1.761-2(b)(3)(i) or (ii) to revoke said election.

                                   ARTICLE XIX

                             EFFECTIVE DATE AND TERM

          19.1 Effective Date. This agreement shall become effective on the date and at the time that the Unit Agreement becomes effective.

          19.2 Term. This agreement shall continue in effect so long as the Unit Agreement remains in effect, and thereafter until (a) all unit wells have been abandoned and plugged or turned over to Working Interest Owners in accordance with Article XX, (b) all Unit Equipment and real property acquired for the Joint Account have been disposed of by Unit Operator in accordance with instructions of Working Interest Owners and (c) there has been a final accounting.

                                   ARTICLE XX

                            ABANDONMENT OF OPERATIONS

          20.1 Termination. Upon termination of the Unit Agreement, the following shall occur:

               20.1.1 Oil and Gas Rights. Oil and Gas Rights in and to each separate Tract shall no longer be affected by this agreement, and thereafter the Parties shall be governed by the terms and provisions of the leases, contracts and other instruments affecting the separate Tracts.

               20.1.2 Right to Operate. Working Interest Owners of any Tract that desire to take over and continue to operate wells located thereon may do so by paying Unit Operator, for credit to the Joint Account, the net salvage value of the casing and equipment in and on the wells and platforms together with the Common Facilities which are taken over, as estimated by Working Interest Owners, and by agreeing to plug each well at such time as it is abandoned, remove platforms and restore the Unitized Land insofar as is practicable to its original conditions, as may be required by law.

               20.1.3 Salvaging Wells. Unit Operator shall salvage as much of the casing and equipment in or on wells not taken over by Working Interest Owners of separate Tracts as can economically and reasonably be salvaged and shall cause the wells to be plugged and abandoned properly and in accordance with law.

               20.1.4 Cost of Salvaging. Working Interest Owners shall share the cost of salvaging, liquidation or other distribution of assets and properties used in Unit Operations in proportion to their respective Area Participations.

                                   ARTICLE XXI

                                NONDISCRIMINATION

          21.1 Nondiscrimination. In connection with the performance of operations hereunder, Unit Operator shall comply with all of the Federal Contract Provisions contained in the appendix hereto, wherein Unit Operator is referred to as Contractor, which provisions are incorporated herein by this reference.

                                  ARTICLE XXII

                                     NOTICES

          22.1 Giving and Receipt. Except as otherwise specified herein, any notice, consent or statement herein provided or permitted to be given by Unit Operator or a Party to the Parties shall be given in writing by United States mail or by telegraph or Telex, properly addressed to each Party to whom given, with postage or charges prepaid, or by delivery thereof in person to the Party to whom given; however, if delivered to a corporate Party, it shall not be deemed given unless delivered personally to an executive officer of such Party or to its representative designated pursuant to Article 7.1. A notice given under any provision hereof shall be deemed given only when received by the Party to whom such notice is directed, except that any notice given by United States registered mail or by telegraph properly addressed to the Party to [??] given with all postage and charges prepaid, shall be deemed given to and received by the Party to whom directed forty-eight (48) hours after such notice is deposited in the United States mail or twenty-four (24) hours after such notice is filed with an operating telegraph company for immediate transmission by telegraph, and also except that a notice to Unit Operator shall not be deemed given until actually received by it.

          22.2 Proper Addresses. Each Party's proper address shall be deemed to be the address set forth under or opposite its signature hereto unless and until such Party specifies another post office address within the continental limited of the United States by not less than ten (10) days prior written notice to all other Parties.

                                  ARTICLE XXIII

                                    EXECUTION

          23.1 Original, Counterpart, or Other Instrument. A party may become a Party to this agreement by executing the original of this instrument, a [??] part thereof or other instrument agreeing to be bound by the provisions hereof. The execution of any such instrument shall have the same effect as if all the Parties had executed the same instrument.

                                  ARTICLE XXIV

                                     GENERAL

          24.1 Gender and Number. As used herein, whenever the context so requires, the neuter gender includes the masculine and the feminine, and the singular includes the plural, and vice versa.

          24.2 Headings. The table of contents contained in this agreement and the title headings of the respective articles of this agreement are inserted for convenience only and shall not be deemed to be part of this agreement or considered in construing this agreement.

                                   ARTICLE XXV

                             SUCCESSORS AND ASSIGNS

          25.1 Successors and Assigns. The provisions hereof shall be covenants running with the lands, leases and interests covered hereby and shall be binding upon and inure to the benefit of the respective heirs, devisees, legal representatives, successors and assigns of the Parties hereto.

          IN WITNESS WHEREOF, the Parties hereto have executed this agreement on the dates opposite their respective signatures.

                                        UNIT OPERATOR, SUB-OPERATOR AND
                                        WORKING INTEREST OWNER

Date: August 2, 1982                    SHELL CALIFORNIA PRODUCTION INC.

Address: P. O. Box 4578
         Houston, TX 77210              By: /s/ [ILLEGIBLE]
Telex:                                      ------------------------------------
         ----------------------------                Attorney-in-Fact


                                        SUB-OPERATOR AND WORKING
                                        INTEREST OWNER

Date:                                   CHEVRON U.S.A. INC.
         ----------------------------
Address: 2120 Diamond Boulevard
         Concord, CA 94520              By:
Telex:   910-372-7340                       ------------------------------------
         SOCOSAN SFO


Date:    8-10-82                        PETRO LEWIS BETA COMPANY JOINT VENTURE

Address: 5500 Ming Avenue, Suite 300
         Bakersfield, California        By: /s/ Richard E. Bennett
         93309                              ------------------------------------
Telex:   910-327-1010                       Richard E. Bennett
                                            Vice President,
                                            Petro-Lewis Funds, Inc.,
                                            Managing Venturer


Date:                                   AMINOIL USA, INC.
         ----------------------------
Address: P. O. Box 94193
         Houston, TX 77018              By:
Telex:   762060                             ------------------------------------
                                        Attest:
                                                --------------------------------


Date:                                   SANTA FE ENERGY COMPANY
         ----------------------------
Address: 10737 Shoemaker Avenue
         Santa Fe Springs, CA 90670     By:
Telex:   910-583-1928                       ------------------------------------
                                        Attest:
                                                --------------------------------


Date:                                   UNION OIL COMPANY OF CALIFORNIA
         ----------------------------
Address: P. O. Box 7600
         Los Angeles, CA 90051          By:
Telex:                                      ------------------------------------
         ----------------------------
legal representatives, successors and assigns of the Parties hereto.

          IN WITNESS WHEREOF, the Parties hereto have executed this agreement on the dates opposite their respective signatures.

                                        UNIT OPERATOR, SUB-OPERATOR AND
                                        WORKING INTEREST OWNER

Date: August 2, 1982                    SHELL CALIFORNIA PRODUCTION INC.

Address: P. O. Box 4578
         Houston, TX 77210              By: /s/ [ILLEGIBLE]
Telex:                                      ------------------------------------
         ----------------------------                Attorney-in-Fact


                                        SUB-OPERATOR AND WORKING
                                        INTEREST OWNER

Date:                                   CHEVRON U.S.A. INC.
         ----------------------------
Address: 2120 Diamond Boulevard
         Concord, CA 94520              By:
Telex:   910-372-7340                       ------------------------------------
         SOCOSAN SFO


Date:                                   PETRO LEWIS BETA COMPANY JOINT VENTURE
         ----------------------------
Address:
         ----------------------------   By:
         ----------------------------       ------------------------------------
Telex:
         ----------------------------

Date: August 6, 1982                    AMINOIL USA, INC.
Address: P. O. Box 88
         Huntington Beach, CA 92648     By: /s/ W. L. Donnelly
Telex:   910-596-1304                       ------------------------------------
                                            W. L. Donnelly, Vice President


                                        Attest: /s/ J. H. Loeb
                                                --------------------------------
                                                J. H. Loeb, Asst. Secretary


Date:                                   SANTA FE ENERGY COMPANY
         ----------------------------
Address: 10737 Shoemaker Avenue
         Santa Fe Springs, CA 90670     By:
Telex:   910-583-1928                       ------------------------------------
                                        Attest:
                                                --------------------------------


Date:                                   UNION OIL COMPANY OF CALIFORNIA
         ----------------------------
Address: P. O. Box 7600
         Los Angeles, CA 90051          By:
Telex:                                      ------------------------------------
         ----------------------------
legal representatives, successors and assigns of the Parties hereto.

     IN WITNESS WHEREOF, the Parties hereto have executed this agreement on the dates opposite their respective signatures.

                                        UNIT OPERATOR, SUB-OPERATOR AND
                                        WORKING INTEREST OWNER

Date:                                   SHELL CALIFORNIA PRODUCTION INC.
         ----------------------------
Address: P. O. Box 4578
         Houston, TX 77210              By:
Telex:                                      ------------------------------------
         ----------------------------                Attorney-in-Fact


                                        SUB-OPERATOR AND WORKING
                                        INTEREST OWNER

Date:                                   CHEVRON USA, INC.
         ----------------------------
Address: P. O. Box 8000
         Concord, CA 94524              By:
Telex:   910-372-7340                       ------------------------------------
         SOCOSAN SFO


Date:                                   PETRO LEWIS BETA COMPANY JOINT VENTURE
         ----------------------------
Address:
         ----------------------------   By:
                                            ------------------------------------
         ----------------------------
Telex:
         ----------------------------

Date:                                   AMINOIL USA, INC.
         ----------------------------
Address: P. O. Box 94193
         Houston, TX 77018              By:
Telex:   762060                             ------------------------------------
                                        Attest:
                                                --------------------------------


Date: April 22, 1983                    SANTA FE ENERGY COMPANY

Address: 10737 Shoemaker Avenue
         Santa Fe Springs, CA 90670     By: /s/ G.N. Shirley
                                            ------------------------------------
                                            G.N. Shirley, Vice President
Telex:   910-583-1928                   Attest:
                                                --------------------------------
                                                K.M. Bates, Assistant Secretary


Date:                                   UNION OIL COMPANY OF CALIFORNIA
         ----------------------------
Address: P. O. Box 7600
         Los Angeles, CA 90051          By:
Telex:                                      ------------------------------------
         ----------------------------
legal representatives, successors and assigns of the Parties hereto.

          IN WITNESS WHEREOF, the Parties hereto have executed this agreement on the dates opposite their respective signatures.

                                        UNIT OPERATOR, SUB-OPERATOR AND
                                        WORKING INTEREST OWNER

Date: August 2, 1982                    SHELL CALIFORNIA PRODUCTION INC.

Address: P. O. Box 4578
         Houston, TX 77210              By: /s/ [ILLEGIBLE]
Telex:                                      ------------------------------------
         ----------------------------                Attorney-in-Fact


                                        SUB-OPERATOR AND WORKING
                                        INTEREST OWNER

Date: March 25, 1983                    CHEVRON U.S.A. INC.

Address: 2120 Diamond Boulevard
         Concord, CA 94520              By: /s/ [ILLEGIBLE]
Telex:   910-372-7340                       ------------------------------------
         SOCOSAN SFO                        Assistant Secretary


Date:                                   PETRO LEWIS BETA COMPANY JOINT VENTURE
         ----------------------------
Address:
         ----------------------------   By:
                                           ------------------------------------
         ----------------------------
Telex:
         ----------------------------

Date:                                   AMINOIL USA, INC.
         ----------------------------
Address: P. O. Box 94193
         Houston, TX 77018              By:
Telex:   762060                             ------------------------------------
                                        Attest:
                                                --------------------------------


Date:                                   SANTA FE ENERGY COMPANY
         ----------------------------
Address: 10737 Shoemaker Avenue
         Santa Fe Springs, CA 90670     By:
Telex:   910-583-1928                       ------------------------------------
                                        Attest:
                                                --------------------------------


Date: MAR 28 1983                       UNION OIL COMPANY OF CALIFORNIA

Address: P. O. Box 7600
         Los Angeles, CA 90051          By: /s/ [ILLEGIBLE]
Telex:   (213) 304-7798                     ------------------------------------
                                            It's attorney-in-fact

Date: August 9, 1982                    HAMILTON BROTHERS OIL COMPANY

Address: 1600 Broadway, Suite 2600
         Denver, CO 80202               By: /s/ [ILLEGIBLE]
                                            ------------------------------------
Telex: 45-851

Date: August 9, 1982                    HAMILTON BROTHERS EXPLORATION C0MPANY

Address:  1600 Broadway, Suite 2600
          Denver, CO 80202              By: /s/ [ILLEGIBLE]
                                            ------------------------------------
Telex: 45-851                               VICE PRESIDENT


Date: August 9, 1982                    HAMILTON BROTHERS CORPORATION

Address : 1600 Broadway, Suite 2600
          Denver, CO 80202              By: /s/ [ILLEGIBLE]
                                            ------------------------------------
Telex: 45-851                               VICE PRESIDENT


                                        MINOCO UAQ, LTD., a  California
ATTEST [ILLEGIBLE]                      limited partnership
       ------------------------------
Date: 4-12-83                           By: Minoco Southern Corporation,
                                            a Nevada corporation,
                                            managing general partner
Address: MINOCO
         2029 Century Park East,
         Second Floor, Los Angeles,     By: /s/ W. E. Bauer
         California 90067                   ------------------------------------
                                            W. E. Bauer, Vice President
TWX: 910-490-1974


                                        MINOCO 1980-IPLC OIL AND GAS PROGRAM,
ATTEST [ILLEGIBLE]                      a California limited partnership
       ------------------------------

Date: 4-12-83                           By: Minoco Southern Corporation,
                                            a Nevada corporation, managing
                                            general partner
Address: MINOCO
         2029 Century Park East,
         Second Floor, Los Angeles,     By: /s/ W. E. Bauer
         California 90067                   ------------------------------------
                                            W. E. Bauer, Vice President
TWX: 910-490-1974

                                        PACIFIC FEDERAL VENTURES, a California
                                        joint venture comprised of Pacific [??]
                                        Investments, Inc., a California
                                        corporation and MGC Ventures U.S., Ltd., a California corporation

ATTEST [ILLEGIBLE]
       ------------------------------   By: MGC Ventures U.S., Ltd., as
Date: 4-12-83                               attorney-in-fact for Pacific

Address: MINOCO
         2029 Century Park East,        By: /s/ W. E. Bauer
         Second Floor, Los Angeles,         ------------------------------------
         California 90067                   W. E. Bauer, Vice President

TWX:     910-490-1974


                                        By: MGC Ventures U.S., Ltd.
ATTEST [ILLEGIBLE]
       ------------------------------


                                        By: /s/ W. E. Bauer
                                            ------------------------------------
                                            W. E. Bauer, Vice President


                                      -25-